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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 18, 2003
                Date of Report (Date of earliest event reported)



                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                           1-4673               84-0513668
(State or other jurisdiction of       (Commission File         (IRS Employer
incorporation or organization)             Number)           Identification No.)


921 Bergen Avenue, Jersey City, New Jersey                       07306
(Address of principal executive offices)                       (Zip Code)


(Registrant's telephone number, including area code)             (201) 420-2796

                          Wilshire Oil Company of Texas
         (Former name or former address, if changed since last report.)

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ITEM 9.  Regulation FD Disclosure

         The registrant today released the results of its fiscal quarter ended June 30, 2003. The press release is annex hereto as Exhibit 99.1. This report is being furnished pursuant to Item 9.

ITEM 7.  Financial Statements and Exhibits

         a. Not applicable.

         b. Not applicable

         c. Exhibits

         The following exhibit is filed with this report:

Exhibit Number                Description
--------------                -----------

99.1                          Press release dated August 18, 2003

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: August 18, 2003                       WILSHIRE ENTERPRISES, INC.
                                             (Registrant)


                                             By: /s/ Philip G. Kupperman
                                                 -----------------------
                                                 Philip G. Kupperman
                                                 President
                                                 and Chief Financial Officer